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                        SERVICER'S CERTIFICATE
              CHEVY CHASE AUTO RECEIVABLES TRUST 1995-1
             6.00 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:    February 18, 1997
   Collection Period:    January , 1997
   Record Date:           February  17, 1997

     Under the pooling and Servicing Agreement, dated as of June 1, 1995 between Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesota, National Association, as trustee, the
 Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance ofthe Chevy Chase Auto Receivables Trust 1995-1
 (the during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

     A.  Information Regarding the Current Monthly Distribution.
         1.  Certificates
             (a)     The Aggregate amount of the
                     distribution to
                     Certificate holders on the
                     Distribution Date Set forth
                     above  .  .  .  .  .  . $6,550,719.22

             (b)     The amount of the distribution
                     set forth in paragraph (a)
                     above allocable to principal,
                     including any overdue
                     principal  .  .  .  .  .$ 6,000,249.26

             (c)     The amount of the distribution
                     set forth in paragraph (a) above
                     allocable to interest, including
                     any overdue interest  . $   550,469.96





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     (d)     The Draw Amount, if any, with
                     respect of such Distribution
                     Date  .  .  .  .  .  .  $         0.00

     (e)     The Servicing Fee  .  . $   92,053.30

     (f)     The Trustee Fee  .  .  .$       250.00

     (g)     The amount distributed to the
                     Cash Collateral Trustee $   262,395.93

     (h)     The amount of the distribution
                     set forth in paragraph (a) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   25.9707318

     (i)     The amount of the distribution
                     set forth in paragraph (b) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   23.7883595

             (j)     The amount of the distribution
                     set forth in paragraph (c) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $    2.1823722

          (k)     The amount of the distribution
                   set forth in paragraph (d) above,
                    per Certificate in a principal
                    amount of $1,000.  .  . $    0.0000000


            (l)     The Certificate Principal Balance
                     as of such Distribution Date (after
                     giving effect to any distribution on
                     such Distribution Date)$ 104,093,742.31









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     B.  Information Regarding the Performance of the Trust.
         1.  Net Losses, Delinquencies and Pool Balance.
             (a)     The aggregate net losses on the
                     Receivables for the related Collection
                     Period.  .  .  .  .  .  $ 119,388.39

             (b)     The aggregate principal balance of all
                     Receivables which were delinquent 30
                     days or more as of the last day of the
                     related Collection Perio$ 2,995,677.12


             (c)     The Pool Balance as of the end of the
                     related Collection Perio$104,464,929.00

             (d)     The Certificate Factor as of the end
                     of the related Collectio$    0.4126861

         2.  Available Collection Cash Callateral Amount.
             (a) The Available Cash Collateral Amount, after giving effect to any deposit to or withdrawal from the Cash Collateral Account with respect to such
                     Distribution Date  .  . $9,941,756.51

             (b) The Available Cash Collateral Amount, expressed as a percentage of the Pool Balance, after giving effect to any deposit to or withdrawal from the
                     Cash Collateral Account with respect
                     to such Distribution Date$         9.00%




                                 CHEVY CHASE BANK, F.S.B.
                                   Servicer
                                       Mark A. Holles
                                 ___________________________
                                       Mark A. Holles
                                       Vice President